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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

We consent to the use of our report dated February 21, 1997 relating to the financial statements of Central Products Company (not presented separately herein), in the Annual Report on Form 10-K/A of Spinnaker Industries, Inc.

DELOITTE & TOUCHE LLP

Milwaukee, Wisconsin
April 20, 1999